Analyst Information



New York City, NY

December 4 - 5, 2012

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-Looking statements include earnings guidance and estimates of key operating and financial metrics. In addition, any other statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in such statements include the following: (a) the effect of decisions by regulatory authorities affecting Idaho Power's ability to recover costs and/or earn a reasonable rate of return, or otherwise impacting Idaho Power's operations; (b) the availability of water for hydroelectric generation; (c) changes in costs and availability of materials and fuel, and their impact on the cost of infrastructure maintenance and development, the ability to meet required loads, and on the wholesale energy market in the western United States; (d) availability of required permits and approvals, rights-of-way, and siting, and impediments to contracting, construction, and start-up, for infrastructure development projects; (e) increases in capital expenditures and potential reductions in generation capacity as a result of regulatory conditions that may be imposed on power plant license renewals, or the non-renewal of such licenses; (f) operation of power generation facilities at below expected levels of performance, availability of electrical transmission capacity, and the availability of fuels for power generation at thermal plants and wind for wind power generation, and the ability to integrate wind resources into Idaho Power's power portfolio; (g) disruptions of Idaho Power's transmission system or interconnected transmission systems; (h) costs associated with compliance with current and future laws, regulations, and policies relating to the environment, natural resources, and endangered species; (i) the customer growth rate within Idaho Power's service area; (j) the impact of weak economic conditions, including on demand for electricity and wholesale market prices; (k) changes in and compliance with laws, policies, and regulations, including new interpretations and enforcement initiatives by regulatory authorities; (l) global climate change and regional weather variations affecting customer demand; (m) weather and other natural phenomena such as earthquakes, floods, droughts, lightning, wind, and fire and their impact on power demand and infrastructure; (n) increases in the costs associated with energy commodity and other derivative instruments; (o) market prices and demand for energy; (p) the ability to obtain debt and equity financing or refinance existing debt when necessary or on favorable terms; (q) general capital market conditions and government regulation that affect the cost of capital, the ability to access the capital markets, financing terms, and postretirement benefit funding obligations; (r) the outcome of litigation and regulatory proceedings, and penalties, settlements, or awards that influence business and profitability; (s) reductions in credit ratings and the resulting impact on access to capital markets; (t) restrictions on the payment of dividends under certain circumstances; (u) changes in tax laws or new interpretations of tax laws, and the availability, use, and regulatory treatment of tax credits; (v) employee workforce factors; and (w) new accounting or Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretations or application of existing requirements. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP's and Idaho Power's most recent Annual Report on Form 10-K and reports on Forms 8-K and 10-Q filed with the U.S. Securities and Exchange Commission, including Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents

Investor Presentation

Appendix

IDACORP Investment Highlights

Strong Foundation For Success

- Nearly 100 Years as a Fully Integrated Electric Utility
- Low Cost Hydroelectric Generating Resources
- Productive Regulatory Strategy

Proven Record of Achievement

- Solid Financial Results
- Good Corporate Citizen
- Achieving Ongoing Regulatory Milestones

Future Growth Opportunities

- Transmission Line Growth Initiatives
- Continuing Upgrades and Capital Maintenance

Recent Highlights

Boardman to Hemingway – "BPA Top Priority"

- Would increase reliability of Northwest transmission system
- Option with transmission asset swap would help keep BPA costs low

New Federal License-Swan Falls Hydroelectric Plant

- 30-year license issued
- 27 megawatts – enough to power nearly 19,000 average sized homes

CNBC Calls Idaho "Most Improved State For Business"

CNBC Special Report, October 2012

- Rank increased from 31st to 13th in one year
- Low costs, a great work force, and a business-friendly regulatory climate

Who We Are

IDACORP®

Regulated

IDAHO POWER®
An IDACORP Company

Non-Regulated

IDACORP FINANCIAL

IDA-WEST ENERGY
An IDACORP Company

Our Vision:
To be regarded as an exceptional utility.

Our Mission:
Prosper by providing reliable, responsible, fair-priced energy services, today and tomorrow.

Idaho Power Service Area



Hydroelectric Facilities
Total Nameplate: 1,709.0 MW
Thermal Facilities
Total Nameplate: 1,896.9 MW
WASHINGTON
IDAHO
Snake River
OREGON
Payette
Boise
WYOMING
Pocatello
Twin Falls
UTAH
NEVADA

Idaho Power Core Business

Fully Integrated Electric Utility

Generation

1,709	MW	Hydro
1,118	MW	Coal
774	MW	Natural Gas
5	MW	Diesel
3,606	MW	Total



WA
MT
ID
Snake River
OR
Payette
Boise
WY
Pocatello
Twin Falls
NV
UT

Customers
499,612 General Business Customers as of September 30, 2012

Step-Up Station
23 In service

Transmission
4,828 Miles of high-voltage transmission lines

Distribution Lines
26,714 Miles of distribution lines

Substation
228 Substations

Productive Regulatory Strategy

2012

Regulatory Action	Effective Date	Annualized Revenue Impact (Millions)
Idaho Settlement Agreement	January 1st	$ 34.0
Oregon General Rate Case	March 1st	1.8
Idaho - PCA	June 1st	43.0
Oregon - APCU	June 1st	1.8
End of Accelerated Depreciation For Non – AMI Meters	June 1st	(10.6)
Depreciation Study – Idaho	June 1st	(1.3)
Boardman End of Life Recovery Adjustment – Idaho	June 1st	1.5
Idaho FCA	June 1st	1.2
Revenue Sharing – Idaho	June 1st	(27.1)
Langley Gulch - Idaho	July 1st	$ 58.1
Langley Gulch – Oregon	October 1st	$ 3.0

Total (bracketed): $105.4

Productive Regulatory Strategy

Notable Rate Changes

Year	Regulatory Action	Effective Date	Annualized Revenue Impact (Millions)	Total
2011	Idaho PCA	June 1st	$ (40)	($25)
	Idaho FCA	June 1st	3	
	Idaho Pension Expense Recovery	June 1st	$ 12	
2010	Oregon General Rate Case	March 1st	$ 5	($40)
	Idaho Settlement Agreement	June 1st	89	
	Idaho PCA	June 1st	(147)	
	Idaho Pension Expense Recovery	June 1st	5	
	Idaho AMI	June 1st	2	
	Idaho FCA	June 1st	4	
	Oregon Power Cost Update	June 1st	$ 2	
2009	Idaho General Rate Case	February 1st	$ 21	$127
	Idaho General Rate Case	March 19th	6	
	Idaho AMI	June 1st	11	
	Idaho PCA	June 1st	84	
	Oregon AMI	June 1st	1	
	Oregon Power Cost Update	June 1st	$ 4	

Idaho Power Rate Base

At December 31, 2011

	Rate Base ($ Billion) [1]	Authorized ROE	Effective Date
Idaho	$ 2.40	None Specified[2]	January 1, 2012
Oregon	0.10	9.9%	March 1, 2012
Total System[3]	$ 2.50		

[1] Idaho Power's 2011 FERC Form 1 report

[2] Idaho Power was authorized in the last Idaho General Rate Case (IPC-E-11-08) to earn an overall Rate of Return of 7.86%. A specific ROE was not identified, but a 10% ROE is utilized for sharing calculations under the Idaho Sharing Arrangement.

[3] All FERC jurisdictional investments, expenses and revenues are assigned to the Idaho and Oregon retail jurisdictions.

Low Rates for Customers

Residential and Industrial
(cents / kilowatt-hour)


Residential
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
2006 2007 2008 2009 2010 2011 2012
Idaho Power
National Average*


Industrial
$0.09
$0.07
$0.05
$0.03
$0.01
2006 2007 2008 2009 2010 2011 2012
Idaho Power
National Average *

*Source: Edison Electric Institute "Typical Bills and Average Rates Report" 12 months ending 7/1/12

Earnings Per Diluted Share & Return on Year-End Equity

(Period-End)


Earnings Per Diluted Share
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.17
$2.64
$2.95
$3.36
15.7% CAGR
FY 2012 Guidance
As of November 1, 2012
$3.30 - $3.40
2008
2009
2010
2011
2012


Return on Equity
12%
10%
8%
6%
4%
2%
0%
7.6%
8.9%
9.3%
10.1%
9.3% - 9.6%
2008
2009
2010
2011
2012
Estimate as of
Nov. 1, 2012

Summary of Cash Flows

($ Million)

IDACORP	2007	2008	2009	2010	2011
Net cash provided by operating activities	$ 80.6	$ 136.5	$ 284.4	$ 305.4	$ 310.2

Liquidity

As of September 30, 2012
($ Million)

	IDACORP[2]	Idaho Power
Revolving Credit Facility – Expires October 2017	$ 125.0	$ 300.0
Commercial Paper Outstanding	(51.4)	–
Identified for Other Use[1]	–	(24.2)
Total	$ 73.6	$ 275.8

[1] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

[2] Holding company only.

Strong Credit Profile

($ Millions)

Idaho Power Senior Secured Debt Rating: As of November 1, 2012:	S&P	Moody's	
	A-	A2	Stable Outlook

- Manageable Debt Maturities
- Low Average Cost of Long-Term Debt — 5.3%
- 47% Debt to Equity Ratio



Minimal Near-Term Refinancing Pressure
Manageable refinancing needs and windows of opportunity in ten year horizon
$100
$70
$120
$100
$100
$130
$230
$75
$50
$20
$116
$4
$100
$70
$50
$55
$105
$60
$100
$140
$240
$100
$75
*
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042

* $100M Refinanced and redeemed in 2012

IDACORP Common Stock Dividend

Based on IDACORP's current estimates for earnings and cash flow and assuming IDACORP meeting those estimates, IDACORP's management anticipates recommending to the Board of Directors an additional increase to the quarterly dividend in September 2013 of at least ten percent. [1]

J. LaMont Keen,
IDACORP President and Chief Executive Officer
September 20, 2012


26.7% increase in quarterly dividend rate
$0.30
$0.33
$0.38
At Least
$0.42 (1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013

Quarterly Rate Per Share


$1.20
$1.32
$1.52
At Least
$1.68 (1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013

Annualized Dividend Rate Per Share

[1] See IDACORP's Quarterly Report on Form 10-Q for further discussion, including factors that may alter IDACORP management's recommendation.

Key Financial & Operating Metrics and 2012 Earnings Guidance

	2012 Estimates [(1)]
Idaho Power Operations & Maintenance Expense (millions)	$335 - $345
Idaho Power Additional Amortization of ADITC	None
Idaho Power Capital Expenditures (millions)	$230 - $235
Idaho Power Hydroelectric Generation (million MWh)	7.8 – 8.2
Non-Regulated Subsidiary Earnings and Holding Company Expenses (millions)	$0 - $3
2012 IDACORP Earnings Guidance [(1)]	$3.30 - $3.40 per diluted share

[(1)] As of November 1, 2012. The 2012 guidance incorporates all of the key operating and financial assumptions listed above.

ADITC Extension 2012-2014



Estimated 2012 Sharing Benefits[2]
$6.3 Million
$5.8 Million
Sharing Percentage
100%
75%
50%
25%
Earnings Deadband
Customer Benefit
Company Benefit
9.50%
10.00%
10.50%
$5M
$10M
$15M
$20M
$25M
Return On Year-End Equity in Idaho Jurisdiction

Ability to use additional ADITC's of up to $25 million in 2012 and $45 million over three year period 2012-2014[1]

[1] At November 1, 2012, the company does not expect to use additional ADITC's in 2012

[2] For nine months ended September 30, 2012

ADITC—Accumulated Deferred Investment Tax Credits

Langley Gulch

- Plant Statistics
  - 330 MW (winter capacity)
  - 300 MW (summer capacity) combined cycle natural gas power plant
  - In-service June 29, 2012
  - Heat rate – approx. 6,750 Btu/kWh
  - Gas burn rate – approx. 1,800 MMBtu/h

- Idaho Rate Recovery

– Total Estimated Plant Investment	$398.1M
– Idaho Rate Base	$335.9M
– Regulated Rate of Return	7.86%
– Base Rate Increase	$58.1M
– Effective Date	July 1, 2012



Boardman to Hemingway

500kV Transmission Line Project

- Joint funding agreement Jan. 12, 2012 for project permitting costs
  - Idaho Power - 21%
  - BPA - 24%
  - PacifiCorp – 55%
- 300 mile, 500-kV transmission line
- In-service date unlikely before 2018
- Capacity:
  - 1,000 MW east to west
  - 1,050 MW west to east.
- Total project cost estimated as of November 1, 2012 between approximately $890 million and $940 million, including AFUDC
- Idaho Power's estimated cost of permitting phase is $13 million, including AFUDC
- Draft Environmental Impact Statement (EIS) expected in the first half of 2013
- Identified as "BPA Top Priority" for 2013 and beyond



WASHINGTON
BENTON COUNTY
WALLA WALLA COUNTY
GRASSLAND SUBSTATION
HORN BUTTE SUBSTATION
MORROW COUNTY
UMATILLA COUNTY
WALLOWA COUNTY
UNION COUNTY
BAKER COUNTY
GRANT COUNTY
WHEELER COUNTY
OREGON
ADAMS COUNTY
IDAHO
WASHINGTON COUNTY
GEM COUNTY
CANYON COUNTY
HEMINGWAY SUBSTATION
MALHEUR COUNTY
OWYHEE COUNTY
WA
OR
ID
MT
WY
NV
UT
CO
CA
AZ
NM

Gateway West

Transmission Line Project

- A joint project between Idaho Power Company and PacifiCorp
- Total cost for Idaho Power's share of project – between $150 million and $300 million, including AFUDC
- Idaho Power's estimated cost of permitting phase is $24 million, including AFUDC
- Estimated issuance of final EIS - 4th quarter 2012 and record of decision mid-2013
- Bureau of Land Management (BLM) released its preferred routes in October 2012



BLM Preferred Alternatives
BLM Preferred and Proponent Proposed
BLM Preferred Alternative
Routes Analyzed in Final EIS
Proponent Proposed
Other Alternative
Substation
HEMINGWAY
BOISE
MIDPOINT
BORAH
CEDAR HILL
POPULUS
JIM BRIDGER
ANTICLINE
AEOLUS
WINDSTAR
DAVE JOHNSTON
HEWARD
SHIRLEY BASIN
I D
N E V A D A
U T A H
W Y O M I N G

Segment Number	Connected Substations	Length (Miles)	Idaho Power Permitting Interest
6	Borah to Midpoint	88	100%
8	Midpoint to Hemingway	126	33%
9	Cedar Hill to Hemingway	152	33%
10	Midpoint to Cedar Hill	34	33%

Appendix


IDACORP

Idaho Economic Brief

Unemployment Rate


10.0
8.0
6.0
4.0
2.0
0.0
2007
2008
2009
2010
2011
2012
2013
2014
2015
Historic
Forecast
Idaho
U.S.

Source: Moody's Analytics, September 2012

September Year-to-Year General Business Customer Growth


7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,407
2,875
2,548
3,201
5,228
2008
2009
2010
2011
2012

Idaho Economic Brief

Service Area Highlights - 2012

$40 million mozzarella plant expansion

JUMP Project - $70 million project in downtown Boise

Ten year, $1.2 billion capital plan

Credit Ratings

As of November 1, 2012

	Standard and Poor's		Moody's	
	Idaho Power	IDACORP	Idaho Power	IDACORP
Corporate Credit Rating / Long-Term Issuer Rating	BBB	BBB	Baa1	Baa2
Senior Secured Debt	A-	None	A2	None
Senior Unsecured Debt	BBB	None	Baa1	None
Short-Term Tax-Exempt Debt	BBB/A-2	None	Baa1/VMIG-2	None
Commercial Paper	A-2	A-2	P-2	P-2
Senior Unsecured Credit Facility	None	None	Baa1	Baa2
Senior Unsecured Rating Outlook	Stable	Stable	Stable	Stable
Date of Last Action	February 24, 2010		March 30, 2010	

General Business Energy Sales & Revenues

By Customer Class



General Business Energy Sales
(MWh's - Thousands)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
14,544
13,948
13,513
13,734
14,086
2008
2009
2010
2011
2012
12 Mos. Ended
Sept. 30
Residential
Commercial
Industrial
Irrigation



General Business Revenues
($millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$ 784.3
$ 883.8
$ 870.4
$ 834.5
$ 908.7
2008
2009
2010
2011
2012
12 Mos. Ended
Sept. 30
Residential
Commercial
Industrial
Irrigation

Good Corporate Citizen



BALANCE

IDACORP's First Sustainability Report

- Balanced and responsible management
- Operational excellence
- Environmental stewardship
- Engaged, empowered workforce
- Strong community partnerships

CO_2 Emissions from Idaho Power-Owned Generation



CO_2 Emissions - Millions of Tons
25.0
20.0
15.0
10.0
5.0
0.0
Industry Average
2002 2003 2004 2005 2006 2006 2007 2008 2008 2009 2010 2010 2011

Good Corporate Citizen


Special Report
Forbes
IDACORP
The 100 Most Trustworthy Companies
2009 & 2010
PUBLIC UTILITIES
FORTNIGHTLY
ENERGY, MONEY, POWER
THE 40
BEST ENERGY COMPANIES

- Idaho Power received the highest customer satisfaction with business electric service among midsize utilities in the Western U.S. in a tie.
  –J.D. Power and Associates 2012 Electric Utility Business Customer Satisfaction Study

- Idaho Power is the fourth highest ranking in the West Midsize segment in results of the 2012 J.D. Power and Associates Electric Utility Residential Customer Satisfaction Study.

- Intelligent Utility magazine ranked IDACORP the 6th most intelligent utility in 2011, up from 10th place in 2010.

IDA Named 'Top Dividend Stock of the Dow Utilities' at Dividend Channel With 3.4% Yield
November 2, 2012

Summer Peak

Load and Resources
3,245 MW - July 12, 2012



4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Nameplate Capacity 3,606 MW
Total Load – 3,245 MW
Purchased Power
Langley
Hydro
Coal
Wind
12:00 a.m.
6:00 a.m.
12:00 p.m.
6:00 p.m.
12:00 a.m.
Demand Response contributed 65 MW reduction at time of system peak
Wind
Coal
Hydro
Langley Gulch
Purchased Power

Preliminary estimates indicate that demand-response reduced Idaho Power load by approximately 65 MW.

PURPA Projects Under Contract

December 2010 • September 2012



IDAHO POWER COMPANY
PURPA Projects Under Contract & Proposed
1982-2016 As of September 1, 2012
Projects in Dispute (filed cases)
Biomass 1 Project 3.2 MW
Solar 3 Projects 60.0 MW
Wind 7 Projects 142.0 MW
Total 11 Projects 205 .2 MW
December 2010 PURPA under contract 989.00 MW
September 2012 PURPA under Contract 831.1 MW
ID Projects in dispute 205 MW
OR Wind Proposed 40 MW
ID Wind Proposed 104 MW
ID Solar Proposed 195 MW
ID Cogen Proposed 117 MW
Wind
Solar
Cogen
Biomass
Hydro
1800
1600
1400
1200
1000
800
600
400
200
0
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Load vs. Wind

July 12, 2012 Peak Load - 3,245 MW
Wind during Peak Load - 14 MW


Current Wind Capacity
Total System Load MW
Total Wind MW
3400
3200
3000
2800
2600
2400
2200
2000
500
450
400
350
300
250
200
150
100
50
0
SYSTEM LOAD
TOTAL WIND

Sources of Electricity

Total Source:


2010
Supply-Side Resources
3%
3%
1%
44%
49%


Projected 2030
Supply-Side Resources
5%
7%
9%
26%
53%

Company-Owned Generation:


2010
Supply-Side Resources
3%
46%
51%


Projected 2030
Supply-Side Resources
9%
3%
32%
56%

Coal Hydro Natural Gas Wind Other

Source: Idaho Power 2011 Integrated Resource Plan

Summary of Pollution Controls

Currently Installed

Expected

	NOX		SO2			Opacity and PM		Mercury
	Low NOx Burners	SCR	Scrubber Installation	Scrubber Upgrade	Dry Sorbent Injection	Electro-Static Precipitators	Baghouse	Sorbent Injection
Jim Bridger Unit 1	2010	2022	1990	2010	n/a	1974	n/a	2015
Jim Bridger Unit 2	2009	2021	1986	2009	n/a	1975	n/a	2015
Jim Bridger Unit 3	2007	2015	1988	2011	n/a	1976	n/a	2015
Jim Bridger Unit 4	2008	2016	1979	2008	n/a	1979	n/a	2015
Boardman	2011	n/a	n/a	n/a	2014	1980	n/a	2012
North Valmy Unit 1	2008	Not Required Yet	n/a	n/a	2015	n/a	1981	n/a
North Valmy Unit 2	2007	Not Required Yet	1985	n/a	n/a	n/a	1985	n/a

Winter Outlook

November 2012 Through January 2013

Precipitation


B
EC
EC
33
40
A
A

Temperature


EC
33
A
40
EC
B

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce

Quarterly Earnings Distribution



100%
80%
60%
40%
20%
0%
2007
2008
2009
2010
2011
2012
12%
35%
23%
30%
7%
53%
18%
22%
19%
44%
22%
15%
14%
47%
28%
11%
5%
64%
13%
18%
9%
55%
21%
15%
Quarter 4
Quarter 3
Quarter 2
Quarter 1
Est. Midpoint of
Earnings Guidance
At November 1, 2012

February 2009 – New PCA mechanism and year-round three tiered rate structure - Idaho

For Additional Information

Darrel T. Anderson
Idaho Power Company – President and Chief Financial Officer
IDACORP, Inc. – Executive Vice President, Administrative Services Chief Financial Officer
(208) 388-2650
DAnderson@idahopower.com

Steven R. Keen
Idaho Power Company – Senior Vice President, Finance and Treasurer
IDACORP, Inc. – Vice President, Finance & Treasurer
(208) 388-2200
SKeen@idahopower.com

Ken Petersen
Idaho Power Company and IDACORP, Inc. – Corporate Controller and Chief Accounting Officer
(208) 388-2761
KPetersen@idahopower.com

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com